SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2003


                                   REVA, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-26235                  54-1921580
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

127 West Davis Street, Culpeper, VA                         22701
-----------------------------------------------             ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (540) 727-7551
                                                      ----------------



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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

         Effective on August 12, 2003, Thompson, Greenspon & Co. P.C. (Thompson Greenspon) was dismissed as the principal accountant engaged to audit the financial statements of Reva, Inc. (the "Company"). Thompson Green -spon performed the audit of the Company's financial statements for the fiscal year ended September 30, 2002. During this period and the sub-sequent interim period prior to their dismissal, there were no disagree -ments with Thompson Greenspon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Thompson Greenspon's satisfaction would have caused Thompson Greenspon to make reference to this subject matter of the disagreements in connection with Thompson Greenspon's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

         The audit reports of Thompson Greenspon for the Company's fiscal year ended September 30, 2002 did not contain an adverse opinion, or a dis-claimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

         The Company has requested Thompson Greenspon to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated August 12, 2003, is filed with this Form 8-K.

         Effective on August 12, 2003, the Company engaged Robert N. Whitnell to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Robert N. Whitnell with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject or disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
         Item 304(a)(1)(iv) of Regulation S-K.

         Board of Directors of the Company approved the change in accountants described herein.



Item 5.     Other Events

                None.


Item 6.     Resignation and Appointment of Directors

                None.

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Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                        EX-16.1 Confirmation of Thompson, Greenspon & Co. P.C. EX-16.2 Resignation of Thompson, Greenspon & Co. P.C. EX-23.1 Consent of Thompson, Greenspon & Co. P.C.


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethis, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2003               REVA, INC.



                                    By: /s/ John G. Perry
                                        ----------------------------------------
                                         John G. Perry, President